EXHIBIT 99.5

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS
---------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------
JUDGE: BARBARA J. HOUSER
---------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

DREW KEITH                                                    1/31/01
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

KEVIN K. CRAIG                                                 1/31/01
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                         DATE

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-1
---------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

---------------------------------
COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------
                                                                   MONTH                MONTH                 MONTH
                                              SCHEDULE    ---------------------------------------------------------------
ASSETS                                         AMOUNT           OCTOBER, 2000        NOVEMBER, 2000        DECEMBER, 2000
-------------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                                            $11,403               $18,994                $6,500
-------------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                                                   $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                                    $0             $11,403               $18,994                $6,500
-------------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)            $41,314,895         $45,871,879           $41,823,498           $31,467,950
-------------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                                         $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                                                  $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                         $35,445            $110,446               $60,446                    $0
-------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                 $102,257,281         $29,257,302           $32,200,731           $34,704,363
-------------------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                $143,607,621         $75,251,030           $74,103,669           $66,178,813
-------------------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT           $2,455,211          $4,680,431            $4,673,382            $4,677,221
-------------------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION / DEPLETION                                  $2,324,407            $2,404,743            $2,448,129
-------------------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                             $2,455,211          $2,356,024            $2,268,639            $2,229,092
-------------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                                                 $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                                        $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                                               $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                        $146,062,832         $77,607,054           $76,372,308           $68,407,905
-------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                            $913,187              $878,600            $1,324,477
-------------------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                             $1,040,314              $881,040              $825,105
-------------------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                                     $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                                 $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                                      $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                                       $1,830,980            $1,409,819           ($1,553,521)
-------------------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                                               $3,784,481            $3,169,459              $596,061
-------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                                                      $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                           $496,687                  $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                       $78,864,376          $5,091,940            $5,091,940            $5,091,940
-------------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                                       $5,603,944            $5,603,944            $5,272,081
-------------------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES        $79,361,063         $10,695,884           $10,695,884           $10,364,021
-------------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                    $79,361,063         $14,480,365           $13,865,343           $10,960,082
-------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                               $62,156,580           $62,156,580           $61,869,075
-------------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                            $970,109              $350,385           ($4,421,252)
-------------------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)                                              $0                    $0                    $0
-------------------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                                  $0         $63,126,689           $62,506,965           $57,447,823
-------------------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                       $79,361,063         $77,607,054           $76,372,308           $68,407,905
-------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-2
---------------------------------

---------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

---------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------
                                                      MONTH               MONTH                MONTH
                                                --------------------------------------------------------------    QUARTER
REVENUES                                           OCTOBER, 2000       NOVEMBER, 2000       DECEMBER, 2000         TOTAL
-----------------------------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                                $16,789,197          $14,594,495           $9,644,462       $41,028,154
-----------------------------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                              $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
3.     NET REVENUE                                   $16,789,197          $14,594,495           $9,644,462       $41,028,154
-----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------
4.     MATERIAL                                               $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                           $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                                        $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                               $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                                  $16,789,197          $14,594,495           $9,644,462       $41,028,154
-----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
9.     OFFICER / INSIDER COMPENSATION                    $13,788              $12,308              $21,538           $47,634
-----------------------------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                                    $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                       $1,233,078           $1,136,404           $2,544,564        $4,914,046
-----------------------------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                                     $283,767             $283,767             $304,688          $872,222
-----------------------------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                           $14,842,961          $13,973,625          $14,439,378       $43,255,964
-----------------------------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES                      $16,373,594          $15,406,104          $17,310,168       $49,089,866
-----------------------------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                 $415,603            ($811,609)         ($7,665,706)      ($8,061,712)
-----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)                  ($2,500)                  $0                   $0           ($2,500)
-----------------------------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)                      $0               $1,168                   $0            $1,168
-----------------------------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                                 $191,724             $135,854             $236,098          $563,676
-----------------------------------------------------------------------------------------------------------------------------
19.    DEPRECIATION / DEPLETION                          $50,920              $84,217              $50,673          $185,810
-----------------------------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                           $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                                    $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES                      $240,144             $221,239             $286,771          $748,154
-----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                                      $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                                      $0                   $0                 $250              $250
-----------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                    $0                   $0                   $0                $0
-----------------------------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                          $0                   $0                   $0              $250
-----------------------------------------------------------------------------------------------------------------------------
27.    INCOME TAX                                        $70,183            ($413,140)         ($3,181,090)      ($3,524,047)
-----------------------------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                                $105,276            ($619,708)         ($4,771,387)      ($5,286,069)
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-3
---------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                MONTH                 MONTH                 QUARTER
                                           ------------------------------------------------------------------
DISBURSEMENTS                                   OCTOBER, 2000       NOVEMBER, 2000         DECEMBER, 2000             TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                       $81,097              $11,404                $18,994               $81,097
--------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                           $0                   $0                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                          $0                   $0                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                $12,727,770          $13,672,378            $13,779,280           $40,179,428
--------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                    $12,727,770          $13,672,378            $13,779,280           $40,179,428
--------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                       $0                   $0                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                       $0                   $0                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                        ($12,797,463)        ($13,664,788)          ($13,846,051)         ($40,308,302)
--------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS               ($12,797,463)        ($13,664,788)          ($13,846,051)         ($40,308,302)
--------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                 ($69,693)              $7,590               ($66,771)            ($128,874)
--------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                            $11,404              $18,994               ($47,777)             ($47,777)
--------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                                                                            $0
--------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                                                                     $0
--------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                                                                          $0
--------------------------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                                                                                              $0
--------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                                                                              $0
--------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                                                                              $0
--------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                                                                    $0
--------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                                                                       $0
--------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                                                                 $0
--------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                                                                          $0
--------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                                                                  $0
--------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                                                                               $0
--------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                                                                            $0
--------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                                        ($54,277)             ($54,277)
--------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                        $0                   $0               ($54,277)             ($54,277)
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                                                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                                                                                      $0
--------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                                                                                    $0
--------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                        $0                   $0                     $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                  $0                   $0               ($54,277)             ($54,277)
--------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                  ($69,693)              $7,590               ($12,494)             ($74,597)
--------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                             $11,404              $18,994                 $6,500                $6,500
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-4
----------------------------------

----------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                           MONTH                 MONTH                 MONTH
                                                    SCHEDULE    ------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT             OCTOBER, 2000         NOVEMBER, 2000       DECEMBER, 2000
----------------------------------------------------------------------------------------------------------------------------------
1.     0-30                                         $21,518,319           $17,299,434            $23,185,336          $21,771,874
----------------------------------------------------------------------------------------------------------------------------------
2.     31-60                                        $14,127,296            $9,839,660             $2,083,332           $1,418,695
----------------------------------------------------------------------------------------------------------------------------------
3.     61-90                                         $2,070,404            $2,066,187               $583,922             $407,648
----------------------------------------------------------------------------------------------------------------------------------
4.     91+                                           $3,598,876           $10,647,856             $9,858,516           $6,610,655
----------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                    $41,314,895           $39,853,137            $35,711,106          $30,208,872
----------------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE
----------------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                    $41,314,895           $39,853,137            $35,711,106          $30,208,872
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                            MONTH: DECEMBER, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                      0-30                 31-60                 61-90                  91+
TAXES PAYABLE                         DAYS                  DAYS                 DAYS                   DAYS                 TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                      $825,105                                                                               $825,105
------------------------------------------------------------------------------------------------------------------------------------
2.     STATE                                                                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                                                                                     $0
------------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                                                                                       $0
------------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE          $825,105                   $0                    $0                     $0             $825,105
------------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE             $894,214             $109,605               $36,231               $284,427           $1,324,477
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------
STATUS OF POSTPETITION TAXES                                                     MONTH: DECEMBER, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING              AMOUNT                                       ENDING
                                                         TAX              WITHHELD AND/             AMOUNT                 TAX
FEDERAL                                               LIABILITY*           0R ACCRUED                PAID               LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                           $0              $422,727               $422,727                   $0
------------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                         $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                         $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                            $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                  $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                               $881,040              $825,105               $881,040             $825,105
------------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                               $881,040            $1,247,832             $1,303,767             $825,105
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                             $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                   $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                  $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                            $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                           $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                       $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                     $0                                                                $0
------------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                     $0                    $0                     $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                       $881,040            $1,247,832             $1,303,767             $825,105
------------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-5
---------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: DECEMBER, 2000
-----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                            Account #1          Account #2      Account #3
-----------------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                                      Bank One
------------------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                                          1559691298                                              TOTAL
------------------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                                        Operations Account
-----------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                                              $0                                               $0
-----------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                                        $0                                               $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                                            $0                                               $0
-----------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                                 $0                                               $0
-----------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                                             $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 DATE OF              TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                      PURCHASE           INSTRUMENT         PRICE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.     N/A
-----------------------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                       $0               $0
-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                     $6,500
-----------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                            $6,500
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-6
---------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

                                                        MONTH: DECEMBER, 2000
--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------
                                              INSIDERS
------------------------------------------------------------------------------------------------------
                                             TYPE OF                       AMOUNT       TOTAL PAID
          NAME                               PAYMENT                        PAID          TO DATE
------------------------------------------------------------------------------------------------------
1.   Toby Skaar           Salary                                              $21,538         $98,165
------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                                              $21,538         $98,165
------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                                 TOTAL
                                        ORDER AUTHORIZING             AMOUNT         AMOUNT         TOTAL PAID         INCURRED
            NAME                             PAYMENT                  APPROVED         PAID           TO DATE          & UNPAID *
---------------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
---------------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                                     $0              $0               $0                 $0
---------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                          SCHEDULED       AMOUNTS
                                                                           MONTHLY         PAID            TOTAL
                                                                          PAYMENTS        DURING           UNPAID
                           NAME OF CREDITOR                                  DUE           MONTH        POSTPETITION
-----------------------------------------------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne - Allen County                            $183,476        $184,600               $0
-----------------------------------------------------------------------------------------------------------------------
2.   Ridgely - City of Philadelphia - PHL                                     $25,508         $46,429               $0
-----------------------------------------------------------------------------------------------------------------------
3.   NY/NJ Airport Authority - EWR                                            $27,792         $28,437               $0
-----------------------------------------------------------------------------------------------------------------------
4.   City of Los Angeles - LAX                                                $39,562         $34,022               $0
-----------------------------------------------------------------------------------------------------------------------
5.   Airport Group Int'l - ATL                                                $11,550         $11,200               $0
-----------------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                                   $287,889        $304,688               $0
-----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS-7
---------------------------------

---------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
---------------------------------

                                                        MONTH: DECEMBER, 2000

-----------------------------------
QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------
                                                                                        YES         NO
------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                               X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                 X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                          X
      LOANS) DUE FROM RELATED PARTIES?
------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                         X
      THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                               X
      DEBTOR FROM ANY PARTY?
------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                   X
------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                             X
      PAST DUE?
------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                               X
------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                     X
------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                 X
      DELINQUENT?
------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                X
      REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                X
------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
INSURANCE
------------------------------------------------------------------------------------------------------------
                                                                                        YES         NO
------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                             X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                             X
------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

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
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                             INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------
         TYPE OF                                                                        PAYMENT AMOUNT
         POLICY               CARRIER                    PERIOD COVERED                   & FREQUENCY
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
------------------------------------------------------------------------------------------------------------

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

---------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                           FOOTNOTES SUPPLEMENT
---------------------------------
CASE NUMBER: 400-42145-BJH-11                               ACCRUAL BASIS
---------------------------------

                                               MONTH: December 2000
--------------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS         LINE
     FORM NUMBER        NUMBER                   FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------
        6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        3                 3     The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        3                 8     All cash received into the Company cash accounts is swept
                                  each night to Kitty Hawk, Inc. Master Account (see Case
                                  #400-42141).
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        3                31     All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        4                 6     All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        4                 7     The A/R aging does not reconcile to the general ledger due to historical system problems. In addition, A/R aging is for Trade A/R only.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        4                 6     Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Cargo Aging. Company is working on clearing these items.
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        1                30     Prepetition Owner's Equity Changes due to 1999 Audit Adjustments and other prepetition adjustments
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
        3                25     Adjustment made to reconcile Cash Accounts. Amount due to overexpense of Petty Cash funds.
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

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

DETAILS OF OTHER ITEMS                                DECEMBER, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                                $ 34,704,363 Reported
                                                    -----------------
        Net of all I/C Accts Receivable/Payable           34,484,149
        Intangibles - Other                                  154,458
        Deposits                                              65,756
                                                    -----------------
                                                          34,704,363 Detail
                                                    -----------------
                                                                   - Difference
                                                    -----------------


22.  OTHER (ATTACH LIST)                                $ (1,553,521)Reported
                                                    -----------------
        Accrued Liabilities                                1,100,262
        Accrued Salaries & PR Taxes                          298,061
        Less: FET Taxes Payable (Line 18)                   (825,105)
        Post-petition Fed Inc Tax                         (2,126,739)
                                                    -----------------
          *** FET recorded in Taxes Payable               (1,553,521)Detail
                                                    -----------------
                                                                   - Difference
                                                    -----------------


27.  OTHER (ATTACH LIST)                                 $ 5,272,081 Reported
                                                    -----------------
        Pre-petition Fed Inc Tax                           4,022,982
        Pre-petition Deposits                                479,840
        Pre-petition Taxes Other                                   -
        Pre-petition Accrued Liabilities                     769,259
                                                    -----------------
                                                           5,272,081 Detail
                                                    -----------------
                                                                   - Difference
                                                    -----------------


ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                 $14,439,378 Reported
                                                    -----------------
         Aircraft Costs                                    2,281,760
         I/C Aircraft Costs (KHA)                          5,296,171
         KHC Ground Handling (Operations Payroll)          1,114,897
         Outstation Ground Handling                        1,321,371
         Trucking Costs                                      495,113
         Fuel                                              3,447,765
         Contract Labor                                       69,103
         Other                                               413,198
                                                    -----------------
                                                          14,439,378 Detail
                                                    -----------------
                                                                   - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 (13,846,051)Reported
                                                    -----------------
        Transfer to Inc - all money sweeps               (13,846,051)Detail
                                                    -----------------
          to KH Inc. Case #400-42141                               - Difference
                                                    -----------------


ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                   1,706,145 Reported
                                                    -----------------
        FET (720) 11/01-15/00 Pd 12/11                       497,501
        FET (720) 11/15-30/00 Pd 12/27                       383,539
        FET (720) 12/01-31/00                                825,105

                                                    -----------------
                                                           1,706,145 Detail
                                                    -----------------
                                                                   - Difference
                                                    -----------------